UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2012

AMREP Corporation
(Exact name of Registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

300 Alexander Park, Suite 204, Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 716-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company’s Common Stock is listed on the New York Stock Exchange (the “Exchange”).  On May 29, 2012, as a consequence of his making a charitable gift of a portion of the shares in the Company he owned, Nicholas G. Karabots’ voting control of the Company’s outstanding Common Stock was reduced from more than 50% to 45.9% and, accordingly, the Company ceased to be a “controlled company” within the meaning of the Corporate Governance Standards (the “Governance Standards”) of the Exchange.  On May 29, 2012, the Company notified the Exchange that the Company was no longer a controlled company.

The Governance Standards generally require a company whose shares are listed on the Exchange to have a nominating/corporate governance committee and a compensation committee, each comprised of independent directors, and each having a charter meeting certain requirements, and for such charters to be posted on the company’s website.  As a controlled company, the Company, as permitted by the Governance Standards, chose not to have a nominating/corporate governance committee, and chose not to have a compensation committee or a compensation committee charter meeting the requirements of the Governance Standards.  As a consequence of its ceasing to be a controlled company, the Company was required immediately to have a nominating/corporate governance committee, to have a charter for that committee and a charter for its compensation committee, each meeting the requirements of the Governance Standards, and to post those charters on its website.  On May 29, 2012, the Company received a letter from the Exchange providing official notice of its non-compliance with the Governance Standards, a copy of which is included as Exhibit 99.1 to this Current Report and incorporated into this Item 3.01 by reference.

The Company intends to remedy its non–compliance with the Governance Standards as soon as practicable by the establishment of a nominating/corporate governance committee, and the adoption and website posting of charters for that committee and for its compensation committee, and expects to be in full compliance shortly following the next regularly scheduled meeting of the Company’s Board of Directors, which is to be held on June 28, 2012.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Letter dated May 29, 2012 from the New York Stock Exchange.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2012
AMREP Corporation
(Registrant)

By: /s/ Peter M. Pizza
Peter M. Pizza
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter dated May 29, 2012 from the New York Stock Exchange.